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                                                                    EXHIBIT 10.7

    SCHEDULE OF EXECUTIVE OFFICERS HAVING FORM 1 CHANGE OF CONTROL AGREEMENTS


      C. Michael Carter
      Richard J. Dahl
      David H. Murdock